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                                                                    EXHIBIT 99.2

                             CRAGAR INDUSTRIES, INC.
                               4636 N. 43rd Avenue
                             Phoenix, Arizona 85031
                    SUBSCRIPTION AGREEMENT AND SIGNATURE PAGE
             (All investors must sign this Subscription Agreement)
The undersigned hereby acknowledges receipt of the Prospectus dated ___________, 19____ (the "Prospectus") relating to the offering (the "Offering") by Cragar Industries, Inc. (the "Company") of up to 1,000,000 units (the "Units") at $6.00 per Unit, each Unit consisting of one (1) share of common stock, $0.01 par value ("Common Stock"), and one (1) warrant to purchase one (1) share of Common Stock at an exercise price of $7.20 per share. The undersigned hereby subscribes for the number of Units specified below on the terms and subject to the conditions described in the Prospectus.
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SUBSCRIBER DATA: (Must be completed in full)
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Full Name of Subscriber: (Do not use initials)
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First Full Name (Do not use initials)   Middle Initial           Last Name
Residence Address, Including Zip Code (Do not use P.O. box)
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Correspondence Address, Including Zip Code:
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Residence Telephone Number:                     Business Telephone Number:

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Social Security:          or                     Tax I.D. Number:

   ----------     ----------     ----------     ----------     ----------
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SUBSCRIPTION:  (Must be completed in full)
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Number of Units Being Purchased:
                                 ---------
X $6.00 per Unit- Total Purchase Price for Units: $
                                                   ---------------------
Amount of Payment Received: $
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                                    [Initials of recipient]
Date Payment Received:
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                            BROKER/DEALER INFORMATION
                TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE
Registered Representative Name:                                No.
                               ------------------------------     -------------
Branch Office Address:
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City:                     State:          Zip:           Phone:
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Broker/Dealer NASD Firm Name:
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Home/Main Office Address:
                         ------------------------------------------------------
City:                     State:          Zip:           Phone:
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SIGNATURE OF REGISTERED REPRESENTATIVE   SIGNATURE OF REGISTERED REPRESENTATIVE
                                                       (if more than one)
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                             SIGNIFICANT DISCLOSURE
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     THIS SUBSCRIPTION IS MADE PURSUANT TO, AND IS SUBJECT TO, THE TERMS AND
 CONDITIONS OF THE QUALIFICATION APPROVED BY THE SECURITIES COMMISSIONS OF THE
                 STATES IN WHICH THE SHARES ARE BEING OFFERED.
             SIGNATURE MUST BE IDENTICAL TO NAME OF REGISTERED OWNER

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Printed Name of Subscriber
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Signature of Subscriber                               Date
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Printed Name of Subscriber (if more than one)
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Signature of Subscriber                               Date
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                             ADDITIONAL INFORMATION
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          In order to facilitate processing of your subscription, please be sure you have completed each of the following:

- A check made out to "_______________________________, as Escrow Agent for
  Cragar Industries, Inc."

- Enter number of Units being purchased and total cash contribution on this Subscription Agreement.

- Enter the State in which you are a legal resident in the "Residence Address" column above.

              Please mail to Cragar Industries, Inc., 4636 N. 43rd
  Avenue, Phoenix, Arizona 85031 or the participating dealer described above.
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                                                                 Exhibit 21

                    List of Subsidiaries of the Registrant


        1. CRAGAR Mexicana S.A. DE C.V. - Incorporated pursuant to the laws of the United States of Mexico.